UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name:   AMC Diligence, LLC
Business Name (if Different):____________________________________
Principal Business Address:   150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:    Citigroup Global Markets, Inc.
Business Name (If Different):__________________________________________
Principal Business Address:   390 Greenwich Street, 5th Floor, New York, NY 10013

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2020
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, May 4, 2021

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.

1 | Page

CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC
(Print name of duly authorized person)

By:            Angelo Nyiri

Signature:                  _______________________

Date:                                       4/19/2022

2 | Page

Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

◾	“Compliance Review”:	3,709 mortgage loans
◾	“Data Integrity Review”:	3,709 mortgage loans
◾	“Collection Comment Review”:	3,709 mortgage loans
◾	“Payment History Review”:	3,709 mortgage loans
◾	“Title Review”:	3,709 mortgage loans

(3) Determination of the sample size and computation.
The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 43 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

STADDRESS	MODIFIED	PERFLOOR
CITY	PRAREMAINING	LIFEMAXRT
STATE	MODDATE	LIFEMINRT
ZIP	MORIGBAL MOD1	BALLOON
LNAME	DEFPRINBAL	IOFLAG
LOANPURP	FPDATE MOD1	IOEXPDATE
SALESPRICE	MTDATE	STEP1RATE
APPVAL	ARMORFIX	STEP1RATEDATE
PROPTYPE	INDEXCD	STEP2RATE
ORIGDATE	MARGIN	STEP2RATEDATE
ORIGBAL	RFREQ	STEP3RATE
FPDATE	FPADATE	STEP3RATEDATE
ORIGRATE	FRADATE	STEP4RATE
ORIGPANDI	PERCAP	STEP4RATEDATE
INTTYPE

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC did not complete a credit review as part of the Review.

(6) Value of collateral securing the assets: review and methodology.
AMC did not complete a value review as part of the Review.
3 | Page

.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,709 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

4 | Page

.

e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);

5 | Page

.

◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (0 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

6 | Page

.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

7 | Page

.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

COLLECTION COMENT REVIEW (3,709 loans): AMC performed up to 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

PAYMENT HISTORY REVIEW (3,709 loans): AMC performed up to 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

TITLE REVIEW (3,709 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between December 2021 and February 2022. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

8 | Page

.

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.
Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.
Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.
Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

9 | Page

.

Item 5. Summary of findings and conclusions of review

COMPLIANCE RESULTS SUMMARY (3,709 mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,709 Mortgage Loans)

Overall: NRSRO Grade (DBRS, Fitch)	Loan Count	% of Loans
A	211	5.69%
B	3,066	82.66%
C	13	0.35%
D	419	11.30%
Total	3,709	100.00%

REVIEW EXCEPTION SUMMARY (3,709 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

10 | Page

.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (3,709 Mortgage Loans)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	414
		Missing, Incorrect, or Incomplete Note	7
		Total Compliance Grade (D) Exceptions:	421
	C	State Defect	14
		Total Compliance Grade (C) Exceptions:	14
	B	Missing Application Date	3,077
		TILA	2,380
		Missing, Incorrect, or Incomplete GFE	978
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	969
		State Defect	580
		RESPA	545
		Missing, Incorrect, or Incomplete Final TIL	385
		Misc. State Level	377
		Missing Non-Required Data	295
		LTV Test	292
		Missing Required Data	220
		FACTA	144
		Missing Required Data (other than HUD-1 or Note)	99
		State Late Charge	73
		Final TIL Estimated	71
		Loan Package Documentation	60
		TIL-MDIA	41
		Safe Act	33
		Missing Document	1
		State Compliant	1
		Missing, Incorrect, or Incomplete Initial TIL	1
		Total Compliance Grade (B) Exceptions:	10,622
Total Compliance Exceptions:			11,057

11 | Page

.

DATA INTEGRITY REVIEW SUMMARY (3,709 Mortgage Loans)
The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 43 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# Loans	% Variance
STADDRESS	161	3709	4.34%
CITY	65	3709	1.75%
STATE	0	3709	0.00%
ZIP	73	3709	1.97%
LNAME	67	3709	1.81%
LOANPURP	0	3709	0.00%
SALESPRICE	0	3709	0.00%
APPVAL	0	3709	0.00%
PROPTYPE	0	3709	0.00%
ORIGDATE	0	3709	0.00%
ORIGBAL	0	3709	0.00%
FPDATE	0	3709	0.00%
ORIGRATE	0	3709	0.00%
ORIGPANDI	0	3709	0.00%
MODIFIED	5	3709	0.13%
PRAREMAINING	0	3709	0.00%
MODDATE	15	3709	0.40%
MORIGBAL MOD1	0	3709	0.00%
DEFPRINBAL	282	3709	7.60%
FPDATE MOD1	0	3709	0.00%
MTDATE	13	3709	0.35%
ARMORFIX	1	3709	0.03%
INDEXCD	1	3709	0.03%
MARGIN	1	3709	0.03%
RFREQ	1	3709	0.03%
FPADATE	1	3709	0.03%
FRADATE	1	3709	0.03%
PERCAP	1	3709	0.03%
PERFLOOR	2	3709	0.05%
LIFEMAXRT	3	3709	0.08%
LIFEMINRT	2	3709	0.05%
BALLOON	65	3709	1.75%
IOFLAG	0	3709	0.00%
IOEXPDATE	10	3709	0.27%
STEP1RATE	3	3709	0.08%
STEP1RATEDATE	3	3709	0.08%
STEP2RATE	0	3709	0.00%
STEP2RATEDATE	1	3709	0.03%
STEP3RATE	0	3709	0.00%
STEP3RATEDATE	0	3709	0.00%
STEP4RATE	0	3709	0.00%
STEP4RATEDATE	0	3709	0.00%
INTTYPE	0	3709	0.00%
Grand Total	777	159,487	0.49%

COLLECTION COMMENT REVIEW SUMMARY (3,709 mortgage Loans)
AMC reviewed a total of 3,709 mortgage loans. In total 637 mortgage loans (17.17% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	637	17.17%
2	263	7.09%
1	2,809	75.73%
Total	3,709	100.00%

12 | Page

.

Exception Type	Exception Grade	Exception	Total
Credit	3	Collection Comments - Incomplete -	30
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	11
		Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	10
		Cease and Desist Request Received From Mortgagor or 3rd Party	5
		Mortgagor Deceased - Not clear or no information on executor/heir	5
		RFD - Borrower Illness	5
		Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	2
		Delinquent Taxes - Sale occurred and loan is past redemption period; possible loss of lien	2
		Legal Description Issue - Mortgage contained incorrect legal and no actions to correct to date	2
		Environmental Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	1
		Mortgagor Deceased - In Probate	1
		Total Credit Grade (3) Exceptions:	74

PAYMENT HISTORY REVIEW SUMMARY (3,709 mortgage Loans)
3,117 of the 3,709 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 1,387 mortgage loans (37.40%) showed at last one delinquency within the look back period. In addition, 263 mortgage loans (7.09%) did show a delinquency and had at least one month missing payment history data. As of the 12/31/2021 cutoff date, all but 246 mortgage loans (6.63%) mortgage loans were current.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	1,730	46.64%
Delinquency, No Missing Data	1,387	37.40%
No Delinquency, At Least One Month Missing	329	8.87%
Delinquency, At Least One Month Missing	263	7.09%
Total	3,709	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months or Life of Loan	3,709	100.00%
Total	3,709	100.00%

Title Review
As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (3,709 Mortgage Loans)
As part of the due diligence services, the Client provided SitusAMC with identifying data on 3,709 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•
Except with respect to 3 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to these 3 mortgage loans with potential deed vesting concerns, all 3 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

•
Except with respect to 75 Super Position HOA Liens across 46 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

•	Except with respect to 425 Municipal Liens across 140 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 7 Property Tax Liens across 4 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•
Except with respect to 88 Prior Liens across 53 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved.  With respect to the 88 remaining Prior Liens, 68 are mitigated as the loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.  The remaining 20 Prior Liens were determined to be expired as the timeline for enforcement by statute has passed.

•
Except with respect to 217 Prior Mortgages across 195 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 217 remaining Prior Mortgages, 176 are mitigated as the loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage, and 14 Prior Mortgages were determined to be expired as the timeline for enforcement by statute has passed.  The remaining 27 Prior Mortgages were not able to be mitigated as the loan files contained insufficient title evidence.

•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

13 | Page

.

ADDITIONAL SUMMARY
The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	2,410	64.98%	$395,593,541.47	68.42%
Adjustable	1,299	35.02%	$182,586,875.00	31.58%
Total	3,709	100.00%	$578,180,416.47	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	3,709	100.00%	$578,180,416.47	100.00%
Total	3,709	100.00%	$578,180,416.47	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1,290	34.78%	$203,122,349.00	35.13%
Cash Out: Home Improvement/Renovation	3	0.08%	$339,500.00	0.06%
Cash Out: Other/Multi-purpose/Unknown Purpose	756	20.38%	$123,047,600.00	21.28%
First Time Home Purchase	496	13.37%	$69,764,868.00	12.07%
Other-than-first-time Home Purchase	599	16.15%	$91,892,812.50	15.89%
Rate/Term Refinance - Lender Initiated	14	0.38%	$2,757,275.00	0.48%
Rate/Term Refinance - Borrower Initiated	457	12.32%	$69,459,453.06	12.01%
Construction to Permanent	7	0.19%	$3,282,750.00	0.57%
Unavailable	87	2.35%	$14,513,808.91	2.51%
Total	3,709	100.00%	$578,180,416.47	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.03%	$197,900.00	0.03%
121-180 Months	32	0.86%	$4,827,515.00	0.83%
181-240 Months	51	1.38%	$8,055,640.14	1.39%
241-360 Months	3,622	97.65%	$564,610,461.33	97.65%
361+ Months	3	0.08%	$488,900.00	0.08%
Total	3,709	100.00%	$578,180,416.47	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,569	69.26%	$387,625,356.96	67.04%
Condo, Low Rise	133	3.59%	$21,355,761.00	3.69%
Condo, High Rise	5	0.13%	$941,290.00	0.16%
PUD	319	8.60%	$61,120,162.50	10.57%
Townhouse	33	0.89%	$3,954,630.00	0.68%
Single-wide Manufactured Housing	63	1.70%	$5,392,880.00	0.93%
1 Family Attached	30	0.81%	$4,155,750.00	0.72%
2 Family	187	5.04%	$38,457,659.00	6.65%
3 Family	39	1.05%	$7,697,700.00	1.33%
4 Family	20	0.54%	$4,713,525.00	0.82%
Unavailable	311	8.39%	$42,765,702.01	7.40%
Total	3,709	100.00%	$578,180,416.47	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,315	89.38%	$524,759,494.47	90.76%
Investment	288	7.76%	$36,221,946.00	6.26%
Second Home	48	1.29%	$7,635,784.00	1.32%
Unknown	58	1.56%	$9,563,192.00	1.65%
Total	3,709	100.00%	$578,180,416.47	100.00%

14 | Page

.